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                                                                 Exhibit 10.1(e)



                           GENERAL MOTORS CORPORATION


                                    GM Logo


                               CONSULTING SERVICES

                               CATEGORY AGREEMENT














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This document contains confidential and proprietary information furnished for evaluation purposes only; except with the express prior written permission of General Motors Corporation, such information may not be published, disclosed or used for any other purpose.
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                           GENERAL MOTORS CORPORATION
                               CONSULTING SERVICES
                               CATEGORY AGREEMENT

                                TABLE OF CONTENTS

1.       SCOPE OF SERVICES...........................................................1
         1.1      Existing Agreements. ..............................................1

1.2      Consulting Services Available from Supplier.................................1
         1.3      Scope of Work; Supplier Personnel and Rates........................1

2.       TERM........................................................................2
         2.1      Initial Term.......................................................2
         2.2      Renewal. ..........................................................2

3.       PAYMENT ....................................................................2
         3.1      Payment Terms......................................................2
         3.2      Invoices...........................................................2

4.       GRANT.......................................................................2
         4.1      Grant of License...................................................2
         4.2      Changes and Upgrades to Software and Systems.......................3
         4.3      Documentation......................................................3



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                           GENERAL MOTORS CORPORATION

                               CONSULTING SERVICES
                               CATEGORY AGREEMENT


                  THIS CONSULTING SERVICES CATEGORY AGREEMENT (Consulting Services Agreement) is made to be effective as of the 8th day of June, 1998 (Effective Date) by and between General Motors Corporation, with offices at 100 Renaissance Center, Detroit, Michigan, and FreeMarkets OnLine, Inc., with offices at 130 Seventh Street, Century Building, Suite 500, Pittsburgh, PA 15222. General Motors Corporation and FreeMarkets OnLine, Inc. are referred herein individually as a "Party" and collectively as the "Parties."

                  Terms used in this Consulting Services Agreement with initial capital letters are defined in Appendix A or herein or in other Agreements.

                                   BACKGROUND

                  The Parties have entered into the Framework Agreement governing their overall relationship regarding the provision to Customer and its Related Entities by Supplier of Products and Services. The Parties intend that upon full execution of this Consulting Services Agreement, the terms hereof shall be incorporated into and made a part of the Framework Agreement. The terms of this Consulting Services Agreement are intended to supplement the Framework Agreement by defining the Parties' rights and obligations with respect to the provision by Supplier to Customer of Consulting Services. The Parties further intend to enter into specific Transaction Agreements further defining their agreement with respect to Consulting Services.

                                  THE AGREEMENT

1.       SCOPE OF SERVICES

         1.1 EXISTING AGREEMENTS. If Consulting Services are currently being provided by Supplier, the agreement(s) pursuant to which Supplier has provided such Consulting Services shall remain in effect, except for those agreements set forth in Exhibit 1.1.

         1.2 CONSULTING SERVICES AVAILABLE FROM SUPPLIER. Upon request by Customer, Supplier shall submit to Customer one or more Proposals to perform specific Consulting Services for Customer in a manner that meets Customer's objectives as stated in its request. Generally, Customer has a preference for Consulting Services to be performed on a fixed price basis. However, if the nature of the Consulting Services to be performed does not lend itself to such pricing because of the scope of the work or Deliverables are not sufficiently defined, then Customer may agree to price the Consulting Services on a time and materials basis.

         1.3 SCOPE OF WORK; SUPPLIER PERSONNEL AND RATES. Each Transaction Agreement shall include, without limitation:




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                  (i) a specific description of the work to be performed in
providing Consulting Services to Customer;

                  (ii) the location(s) where work is to be performed;

                  (iii) the number of people, names and titles of Supplier personnel who will perform and supervise the work;

                  (iv) Supplier personnel schedules showing assignments, begin and end dates, T&M Charges, other applicable charges, fees and estimated expenses;

                  (v) a listing of specific Deliverables to be completed by Supplier, and the charges related to each Deliverable; and

                  (vi) Supplier personnel who will be assigned by Supplier as Key Supplier Personnel in the specific capacities indicated next to their respective names.

2.       TERM.

         2.1 INITIAL TERM. The initial term of this Consulting Services Agreement is three (3) years from the Effective Date.

         2.2 RENEWAL. This Consulting Services Agreement may be renewed as set forth in Section 18.2 (B) of the Framework Agreement

3.       PAYMENT

         3.1 PAYMENT TERMS. The payment terms will be as set forth in Section
9.5 of the Framework Agreement.

         3.2 INVOICES. Supplier will prepare the invoices as set forth in
Section 9.1 of the Framework Agreement.

         3.3 OUT-OF-POCKET EXPENSES. Reimbursement for out-of-pocket expenses will be as set forth in Section 8.5 of the Framework Agreement.

         3.4 ACCEPTANCE. Customer may include in the terms and conditions of each Transaction Agreement certain Acceptance Criteria for Supplier's delivery and performance of the Products and Services and any related Deliverables. Customer shall have the period of time, if any, as set forth in the applicable Transaction Agreement in which to ascertain whether the Products and Services meet or exceed all applicable Specifications, Deliverables, Service Levels and all other representations, warranties, covenants and conditions of the applicable Agreements, and that the Supplier has provided and performed the Products and Services to successfully complete the Acceptance Criteria. Except as otherwise expressly set forth in the Transaction Agreement,




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Customer's obligation to compensate Supplier with respect to any Products or
Services and any related Deliverables shall arise only after Customer has reviewed such items, performed such Acceptance Testing as set forth in the applicable Transaction Agreement, and otherwise established that Supplier has fully performed its obligations under the applicable Agreements, and that Supplier is not otherwise in default under such Agreements. In no event shall use of the Products or Services or any related Deliverables by Customer for business, profit, revenue or any other purpose during Acceptance Testing constitute acceptance by Customer. Supplier's failure to meet the Acceptance Criteria within the time established in the applicable Transaction Agreement shall constitute breach, and it shall be deemed that Customer has received no value from the Products and Services.

         3.5 SUPPLIER'S EFFORTS TO MINIMIZE CHARGES. To the extent any Products or Services are rendered on a time and materials basis under any of the Category Agreements or Transaction Agreement, Supplier shall use commercially reasonable efforts to complete each assigned task in as economical a manner as possible and to minimize the T&M Charges and other charges or fees and expenses incurred in connection therewith, to the maximum extent possible, consistent with Supplier's other obligations under the Agreements.

                  IN WITNESS WHEREOF, this Consulting Services Agreement has been executed by the Parties as of the Effective Date.

SUPPLIER                                  CUSTOMER


By: /s/ Glen T. Meakem                    By: /s/ James Scotti
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(Print) Glen T. Meakem                    (Print) James Scotti
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Title: Chief Executive Officer            Title: Commodity Manager
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Date:                                     Date:
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